EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of UFood Restaurant Group, Inc. on Form 10-K/A for the fiscal year ended December 27, 2009 (the “Annual Report”), as filed with the Securities and Exchange Commission, I, George Naddaff, Chairman and Chief Executive Officer, certify, to the best of my knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of UFood Restaurant Group, Inc.

Date: February 14, 2011	/s/ George Naddaff
George Naddaff
Chairman and Chief Executive Officer